SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                               September 5, 2007
                               -----------------
                Date of Report (Date of earliest event reported)



                                SOYO GROUP, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)


        Nevada                        333-42036                  95-4502724
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
of incorporation)                                            Identification No.)


                            1420 South Vintage Avenue
                         Ontario, California 91761-3646
                         ------------------------------
          (Address of principal executive offices, including zip code)


                                 (909) 292-2500
                                 --------------
              (Registrant's telephone number, including area code)


                                      N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act

Item 8.01 Other Events


     SOYO Inc. today announced that their 24 inch Wide LCD Monitor achieved 50.2% market share according to NDP Group ratings. The report for the week ending August 25, 2007 had the SOYO 24 inch Wide LCD monitor as best selling LCD monitor in the 24 inch category. SOYO also was rated number eleven in overall monitor sales for the week ending August 25, 2007.














SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                     SOYO GROUP, INC.
                                                     (Registrant)





Date: September 5, 2007                              By: /s/ MING CHOK
     ------------------                                  -----------------------
                                                         Ming Chok, CEO



Date: September 5, 2007                              By: /s/ NANCY CHU
     ------------------                                  -----------------------
                                                         Nancy Chu, CFO